UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Catalyst Pharmaceuticals, Inc.

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Catalyst Pharmaceuticals, Inc.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

(305) 420-3200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Catalyst Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, May 24, 2018, at 9:00 a.m., local time, at the Hyatt Regency Coral Gables, located at 50 Alhambra Plaza, Coral Gables, Florida, 33134, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1)	To elect six directors to serve a term of one year or until their successors are duly elected and qualified, or until their earlier death, resignation, or removal;

(2)	To approve the Company’s 2018 Stock Incentive Plan;

(3)	To approve, on an advisory basis, the 2017 compensation of our named executive officers as set forth herein;

(4)	To ratify Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(5)	To transact such other business as may properly come before the meeting.

Pursuant to our bylaws, our Board of Directors has fixed the close of business on Thursday, March 29, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

A FORM OF PROXY IS ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2018: The 2018 Proxy Statement and our 2017 Annual Report are available at: http://ir.catalystpharma.com/annual-proxy.cfm .

BY ORDER OF THE BOARD OF DIRECTORS

Philip B. Schwartz

Corporate Secretary

April 17, 2018

Catalyst Pharmaceuticals, Inc.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

(305) 420-3200

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors (“Board”) of Catalyst Pharmaceuticals, Inc., a Delaware corporation (“we” or the Company”), for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 24, 2018, at 9:00 a.m., local time, at the Hyatt Regency Coral Gables, located at 50 Alhambra Plaza, Coral Gables, Florida 33134. The approximate date on which this statement and the enclosed proxy will be sent to stockholders will be April 17, 2018. The form of proxy indicates a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If signed but no space is marked, it will be voted upon by the persons named at the meeting: (i) for the election of six persons to our Board of Directors to serve until the 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal; (ii) for the approval of the Company’s 2018 Stock Incentive Plan; (iii) for the approval, on an advisory basis, of the 2017 compensation of our named executive officers as set forth herein; (iv) for the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and (v) in their discretion, upon such other business as may properly come before the meeting.

Representatives of Grant Thornton LLP, our independent registered public accounting firm, are expected to attend the Annual Meeting.

We will bear the cost of the Board’s proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone and e-mail, all without extra compensation.

At the close of business on Thursday, March 29, 2018 (the “Record Date”), we had outstanding 102,556,164 shares of our common stock, par value $0.001 per share. Each share of our common stock entitles the holder thereof on the Record Date to one vote on each matter submitted to a vote of stockholders at the Annual Meeting. Only stockholders at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of our common stock. In the event that there are not sufficient proxies for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Shares represented by proxies that are marked “abstain” or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-

votes”), those shares will not be included in the vote totals. Directors shall be elected based on a plurality of the votes cast at the meeting. All other matters to be considered for approval at the Annual Meeting will be approved by a majority of the votes cast for and against such matter at the meeting.

A list of the stockholders entitled to vote at the Annual Meeting will be available at our principal executive office located at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134 for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder. The list will also be available for inspection at the Annual Meeting by any stockholder who is present.

Whether or not you plan to attend the Annual Meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A LATER-DATED WRITTEN NOTICE TO OUR CORPORATE SECRETARY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

OUR BOARD OF DIRECTORS

We identify and describe below the key experience, qualifications and skills our directors bring to the Board that are important in light of our business and structure. The directors’ experiences, qualifications and skills that were considered in their re-nomination are included in their individual biographies.

Name	Age	Position(s)

Patrick J. McEnany	70	Chairman, President and Chief Executive Officer
Philip H. Coelho (1)(3)	74	Director
Richard Daly (2)(3)	56	Director
Donald A. Denkhaus (1)(3)	72	Director
Charles B. O’Keeffe (1)(2)(3)	78	Lead Independent Director
David S. Tierney, M.D. (2)(3)	54	Director

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nominating and corporate governance committee

Patrick J. McEnany is a co-founder of our company and currently serves as our Chairman, President and Chief Executive Officer (“CEO”). Mr. McEnany has been our CEO and a director since our formation in January 2002. He became Chairman and President in March 2006. From 1999 to 2002, Mr. McEnany was a consultant to the pharmaceutical industry. From 1991 to 1997, Mr. McEnany was Chairman and CEO of Royce Laboratories, Inc., a generic pharmaceutical manufacturer. From 1997 to 1998, after the merger of Royce into Watson Pharmaceuticals, Inc., Mr. McEnany served as president of the wholly-owned Royce Laboratories subsidiary and vice president of corporate development for Watson Pharmaceuticals, Inc. From 1993 to 1997, he also served as vice chairman and a director of the National Association of Pharmaceutical Manufacturers. He currently serves on the board of directors of the Jackson Health Foundation and the Humane Society of Greater Miami, and over the last 30 years has served as a director for numerous public companies. The Board believes the characteristics that qualify Mr. McEnany for election to the Board include his long-term experience in the pharmaceutical industry and his business leadership experience.

Philip H. Coelho has been a member of our Board since October 2002 and currently chairs the Nominating & Corporate Governance Committee of our Board. Mr. Coelho is currently Chief Technology Officer of ThermoGenesis Corp., a wholly owned subsidiary of Cesca Therapeutics, a leading regenerative medicine company that develops, commercializes and markets a range of automated technologies for cell-based therapeutics. ThermoGenesis Corp., provides a full suite of solutions for automated clinical biobanking, point-of-care applications, and automation for immuno-oncology. Until July 2017, Mr. Coelho served as Co-Founder and Chief Technology Officer of SynGen, Inc. a company enabling regenerative cures through the application of innovative engineering and President of PHC Medical, Inc., a company providing consulting services for enterprises in the medical device related cell therapy field. Previously, from October 1986 until 2008, Mr. Coelho founded and was employed by ThermoGenesis Corp., at the time a company focused on the blood processing and hospital/woundcare markets. Mr. Coelho was Chairman and Chief Executive Officer of ThermoGenesis from December 1989 until May 2007 and served as its Chief Technology Architect from June 2007 until May 2008. From October 1986 to September 1989, Mr. Coelho held the position of Vice President and Director of Research, Development and Manufacturing with ThermoGenesis. Prior to his association with ThermoGenesis, from October 1983 to October 1986 Mr. Coelho was President of Castleton, Inc., a company that developed and licensed ultra-rapid heat transfer technology to ThermoGenesis. Mr. Coelho currently serves on the board of directors of Mediware Information Systems, Inc. and Ampio Pharmaceuticals, Inc. Mr. Coelho holds a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis. The Board believes the characteristics that qualify Mr. Coelho for election to the Board include his long-term experience in the pharmaceutical industry and his business leadership experience.

Richard J. Daly joined our Board in February 2015. Mr. Daly currently serves as Chairman and CEO of Neuralstem, Inc.(NASDAQ: CUR), a biopharmaceutical company focused on the development of central nervous system therapies based on its neuronal stem cell technology. Until October 2014, Mr. Daly served as President of AstraZeneca US Diabetes, where he led all commercial and medical plans and objectives for a $1.2 billion, 3,000-employee division, including the successful launch of an orphan/rare disorder drug, Myalept, for Lipodystrophy. From 2011 through 2013, Mr. Daly served as a Co-Founder of and an investor in Sagepath Partners, a company providing the pharmaceutical industry with outsourced commercial services. From 2008 to 2011, Mr. Daly was employed by Takeda N.A., the North American subsidiary of Takeda Pharmaceuticals, serving first as Vice President, Integration, leading a 6,500 person commercial/R&D merger between TAP Pharmaceuticals and Takeda N.A., and then as Executive Vice President of Takeda N.A., with commercial responsibility for all businesses in the Americas. From 2006 to 2008, Mr. Daly served as the Vice President, Commercial Strategy for TAP Pharmaceuticals, a joint venture between Takeda Pharmaceuticals and Abbott Labs. In 1998, Mr. Daly was a founding member of the leadership team of Takeda Pharmaceuticals N.A., serving initially as the Senior Director of Marketing. Between 1998 and 2006, Mr. Daly took on roles of increasing responsibility culminating in his appointment as Senior Vice President, Marketing (2001-2006). Mr. Daly currently serves on the board of directors of Synergy Pharmaceuticals, Inc., where he serves on the Compensation, Commercial and Nomination/Governance Committees of the board of directors (Chair of the Nomination/Governance Committee). Mr. Daly received his Bachelor of Science in Microbiology from the University of Notre Dame in 1983 and his MBA from the Kellogg School of Management, Northwestern University in 1998. The Board believes that the characteristics that qualify Mr. Daly for election to the Board include his significant pharmaceutical industry experience and his experience in launching and managing sales of numerous pharmaceutical products, including several products that are used to treat orphan/rare diseases.

Donald A. Denkhaus joined our Board in February 2015 and currently chairs the Audit Committee of our Board. Since 2005, Mr. Denkhaus has been Chairman and Chief Financial Officer of The Kitchen, LLC, a company providing language dubbing and subtitling services to the television industry. From 1970 through 2002, Mr. Denkhaus, who is licensed as a certified public accountant, worked for Arthur Andersen LLP, a global professional services organization, where he was an audit partner for twenty-two years and held numerous leadership positions, including as head of Andersen’s South Florida audit practice and, from 1998 through 2002, as Audit Practice Partner responsible for Andersen’s offices in Florida and Puerto Rico. From 2010 to 2013, Mr. Denkhaus was Chair of Nuovo Biologics, a privately held biotech company currently seeking FDA approval of an antiviral drug for animal use, and, from 2004 until its sale in 2009, Mr. Denkhaus served on the board of directors and as chair of the audit committee of Noven Pharmaceuticals, a publicly-traded specialty pharmaceutical company focused on women’s health and psychiatry. Mr. Denkhaus received a Masters in Business Administration degree with a major in finance from the University of Maryland and a Bachelors of Business Administration with a major in accounting from Kent State University. The Board believes that the characteristics that qualify Mr. Denkhaus for election to the Board include his extensive financial experience and his prior experience serving as a director of two pharmaceutical companies, one of which was publicly-traded.

Charles B. O’Keeffe has served as a member of our Board since December 2004 and became our lead independent director in July 2011. Mr. O’Keeffe also served as a consultant to us from December 2004 until June 2011. Mr. O’Keeffe is a Professor in the Departments of Pharmacology, Epidemiology

and Community Health at Virginia Commonwealth University (“VCU”), and has served in such capacity since January 1, 2004. Mr. O’Keeffe joined VCU after retiring as President and Chief Executive Officer of Reckitt Benckiser Pharmaceuticals, Inc., a position Mr. O’Keeffe held from 1991 until 2003. As President of Drug Abuse Rehabilitation Services (from 1970 until 1971), he developed the first child-resistant, abuse-resistant vehicle for dispensing methadone. He served as president of Washington Reference Laboratories from 1972 until 1975, which provided toxicology services to the Department of Defense during the Vietnam War. He has served in the White House (from 1970 until 1973 and from 1976 until 1980) for three presidents—as advisor, special assistant for international health and deputy director for international affairs in the Office of Drug Abuse Policy—and has served on U.S. delegations to the World Health Assembly and the U.N. Commission on Narcotic Drugs. The Board believes the characteristics that qualify Mr. O’Keeffe for election to the Board include his business leadership experience and his long-time experience in the pharmaceutical industry.

David S. Tierney, M.D. has served as a member of our Board since October 2002 and currently chairs the Compensation Committee of our Board. Dr. Tierney currently serves as CEO of Icon Bioscience, Inc., a privately held ophthalmic drug delivery company. Dr. Tierney served as President and Chief Operating Officer (and a member of the board of directors) of Oceana Therapeutics, Inc., a private specialty pharmaceutical company between the organization of that company in 2008 and the sale of that company to Salix Pharmaceuticals, Ltd. in December 2011. Dr. Tierney also served as the President and CEO (and as a member of the board of directors) of Valera Pharmaceuticals, Inc. a specialty pharmaceutical company, between August 2000 and April 2007, when Valera completed a merger with Indevus Pharmaceuticals, Inc. Further, from January 2000 to August 2000, Dr. Tierney served as President of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company, where he was responsible for all of Biovail’s research and development, regulatory and clinical activities. Finally, from March 1997 to January 2000, Dr. Tierney was Senior Vice President of Drug Development at Roberts Pharmaceutical Corporation, where he was responsible for all research and development activities, and for drug development, medical affairs, worldwide regulatory affairs and chemical process development, as well as being part of the executive management team, and from December 1989 to March 1997, Dr. Tierney was employed by Élan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney is also a director of Kempharm, Inc. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. The Board believes the characteristics that qualify Dr. Tierney for election to the Board include his business leadership experience and his pharmaceutical industry experience.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our officers and directors and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of changes in their ownership of common stock. Officers, directors, and greater than 10% stockholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations made to us that no other reports were required, during the year ended December 31, 2017 all Section 16(a) filings required to be filed by our officers, directors, and greater than 10% stockholders were timely filed.

Independent Directors

As required under applicable NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with our counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, the Board has affirmatively determined that all of our directors (other than Mr. McEnany, who serves as our CEO) are “independent directors” within the meaning of the applicable NASDAQ listing standards.

Corporate Governance

Our Board and management are committed to utilizing good corporate governance practices to ensure we are managed for the long-term benefit of our stockholders. We have in place a variety of policies and practices to promote good corporate governance. A majority of our Board is independent, in accordance with applicable NASDAQ listing standards, and all members of the Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee of our Board also meet applicable NASDAQ listing standards for independence. We have also established:

•

written charters for the Audit, Compensation, and Nominating & Corporate Governance Committees that address corporate governance practices in accordance with the Sarbanes-Oxley Act, current NASDAQ corporate governance guidelines, and other applicable rules and regulations;

•	a Code of Business Conduct and Ethics applicable to our officers, directors, and employees;

•	a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters; and

•	disclosure control policies and procedures.

The Nominating & Corporate Governance Committee is responsible for establishing and reviewing our corporate governance guidelines from time to time and reporting and making recommendations to the Board concerning corporate governance matters. Among the matters addressed by our corporate governance guidelines are:

•

Director Independence – Independent directors shall constitute at least a majority of our Board and of our Board committees in accordance with the independence standards set forth in the applicable NASDAQ listing standards.

•	Executive Sessions of Independent Directors – Our independent directors regularly meet in executive sessions without management present.

Copies of our Code of Business Conduct and Ethics can be found on the corporate governance page of the Investor Relations section of our website, which is located at http://ir.catalystpharma.com/governance.cfm.

Board Diversity

In carrying out its function to nominate candidates for election to our Board, the Nominating & Corporate Governance Committee considers the mix of skills, experience, character, commitment and diversity. The committee construes diversity as meaning a variety of opinions, perspectives and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of our Board at that point in time.

Leadership Structure

Patrick J. McEnany serves as both our Chairman of the Board and CEO. The Board and its independent members believe that the most effective board leadership structure at the present time is for the CEO to serve as both Chairman of the Board and CEO, a structure that has served us well in the past. The independent members of the Board believe that because the CEO is ultimately responsible for our day-to-day operations and for executing our strategy, and because our performance is an integral part of the deliberations undertaken by the Board, the CEO is the director best qualified to act as the Chairman of the Board. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

The Board believes that independent oversight of management is also an important component of an effective board of directors. The Board believes that, for the reasons set forth below, our existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our officers. These governance practices are reflected in our various committee charters, which are available on our website at www.catalystpharma.com. Some of the relevant processes and other corporate governance practices include:

•

At each regularly scheduled Board meeting, all of our independent directors meet in an executive session without Mr. McEnany. In these executive sessions, the independent directors deliberate on matters such as those involving the performance of our officers.

•	Each of our directors is elected annually by our stockholders.

•

All of our directors, except for Mr. McEnany, are independent directors. Each director is an equal participant in decisions made by the full Board. All of the committees of the Board are comprised of only independent directors.

Lead Independent Director

The Board has appointed a non-management director to serve in a lead capacity (the “Lead Independent Director”) to perform such duties and responsibilities as the Board may determine. Charles B. O’Keeffe serves as the Lead Independent Director. The role of the Lead Independent Director includes:

•	in consultation with the Chairman, determining the length and timing of Board meetings, including regular and special meetings;

•	determining the agenda and materials to be provided to directors in advance of each meeting of the Board;

•	serving as chair of executive sessions of the Board and other meetings of the Board in the absence of the Chairman of the Board;

•	serving as liaison between the Chairman of the Board and the other independent directors;

•	overseeing the Board’s stockholder communication policies and procedures; and

•	calling meetings of independent directors.

Board Meetings and Attendance at Board and Board Committee Meetings

During 2017, our Board held seven meetings and took two actions by unanimous written consent. For 2017, all of our directors attended at least 75% or more of the aggregate number of meetings held by our Board and the Board committees on which they served. All of the members of our Board attended the 2017 Annual Meeting of Stockholders which was held on May 25, 2017. Directors are encouraged, but not required, to attend the Annual Meeting in person.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of our company, and such other duties as directed by the Board. The committee’s purpose is to oversee our accounting and financial reporting processes, the audits of our financial statements, the qualifications of the independent registered public accounting firm engaged as our independent auditor to prepare or issue an audit report on our financial statements, and the performance of our internal and independent auditors. The committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, our processes to manage business and financial risk, and compliance with applicable legal, ethical, and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditor.

The Board has determined that Donald A. Denkhaus, the current chair of the Audit Committee, and Philip H. Coelho, a former chair of and a current member of the Audit Committee, are each an “audit committee financial expert” as defined in Regulation S-K under the Exchange Act.

The Audit Committee held four meetings in 2017 and took one action by written consent. The Audit Committee operates under a written charter which describes the role, responsibilities, and functioning of the Audit Committee. The Audit Committee’s charter can be found at http://ir.catalystpharma.com/governance.cfm.

Compensation Committee

The role of the Compensation Committee is to discharge the Board’s responsibilities related to compensation of our executive officers, to produce an annual report on executive compensation for inclusion in our Proxy Statement, and to oversee and advise the Board on the adoption of policies that govern our compensation programs, including our stock incentive plans and our benefit plans. The Compensation Committee held two meetings in 2017 and took three actions by unanimous written consent. The Compensation Committee operates under a written charter which describes the role, responsibilities, and functioning of the Compensation Committee. A copy of this charter can be viewed on our website at http://ir.catalystpharma.com/governance.cfm. Pursuant to its charter, the Compensation Committee has authority to retain compensation consultants to assist in its evaluation of executive and director compensation.

Nominating & Corporate Governance Committee

The role of the Nominating & Corporate Governance Committee is to appoint nominees for election to our Board, to identify and recommend candidates to fill vacancies between annual stockholder meetings, to review, evaluate and recommend changes to our corporate governance policies, and to review our policies and programs that relate to matters of corporate responsibility, including public issues of significance to our company and our stockholders. The Nominating & Corporate Governance Committee (“N&CG Committee”) held one meeting in 2017. The N&CG Committee operates under a written charter which describes the role, responsibilities, and functioning of the N&CG Committee. A copy of the N&CG Committee’s charter can be found on our website at http://ir.catalystpharma.com/governance.cfm.

Risk Oversight

Risk oversight is administered through the Board as a whole. The Board does not believe that risk management issues have an effect on our leadership structure. The Board provides feedback to management at regularly held Board meetings. The independent directors meet in executive session at each meeting of the Board and provide insight to our management on a variety of topics, including risk oversight.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for our internal control over financial reporting, the financial reporting process and preparation of our financial statements. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and to issue a report thereon. The Audit Committee’s responsibility is to select the independent auditors and to monitor and oversee these processes.

The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors the matters that are required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements is compatible with maintaining the independent auditors’ independence. During such discussions, the independent auditors confirmed that, as of December 31, 2017, they were independent accountants with respect to our company within the meaning of applicable federal securities laws and the requirements of the PCAOB.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the reports and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that our audited financial statements for fiscal 2017 be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

The Audit Committee has also reviewed all non-audit services being provided by the independent auditors and has concluded that the provision of such services has been compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee has discussed these matters with representatives of the independent auditors and our management and will monitor our compliance with any new restrictions as they are put in place to continue to ensure that the services provided by our independent accountants are compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee

Donald A. Denkhaus (Chair)

Philip H. Coelho

Charles B. O’Keeffe

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above shall not be incorporated by reference into any such filings.

INDEPENDENT AUDITOR FEES

The following table represents fees for professional audit and other services rendered by Grant Thornton LLP for the fiscal years ended December 31, 2017 and 2016.

	2017	2016
Audit fees (1)	$262,930	$212,742
Audit-related fees	—	—

Total audit fees	262,930	212,742
Tax fees	—	—
All other fees	—	—

Total fees	$262,930	$212,742

(1)

Represents aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our financial statements included in our Annual Report on Form 10-K, for their reviews of our quarterly reports during 2017 and 2016, and for their report on the effectiveness of our internal control over financial reporting as of December 31, 2017 and December 31, 2016. Also includes, for 2017, aggregate fees of $40,300 in connection with our registration statement on Form S-3 (Registration No. 333-219259). Also includes, for 2016, aggregate fees of $10,600 in connection with our post-effective registration statement on Form S-3 (Registration No. 333-193699) and our registration statement on Form S-3 (Registration No. 333-215315).

OUR MANAGEMENT TEAM

Officers

The following list reflects our officers, as of the date of this proxy, the capacity in which they serve us, and when they assumed office:

Name	Position(s)	Age	Officer Since

Patrick J. McEnany	Chairman, President and Chief Executive Officer	70	January 2002

Steven R. Miller, Ph.D.	Chief Operating Officer and Chief Scientific Officer	56	April 2007

Alicia Grande, CPA, CMA	Vice President, Treasurer and Chief Financial Officer	47	January 2007

Gary Ingenito, M.D., Ph.D.	Chief Medical Officer and Head of Regulatory Affairs	62	June 2015

David J. Caponera	Vice President, Patient Engagement and Access Support	61	October 2014

Brian Elsbernd, J.D.	Sr. Vice President of Legal and Compliance	54	February 2016

Officers’ Business Experience

The business experience of Patrick J. McEnany is included above in “Our Board of Directors.”

Steven R. Miller, Ph.D., has served as Chief Operating Officer since January 2011 and as our Chief Scientific Officer since October 2009. Previously, commencing in April 2007, Dr. Miller was our Vice President of Pharmaceutical Development and Project Management. Dr. Miller has worked in the healthcare industry for over 30 years. Prior to joining us, Dr. Miller spent 15 years with various divisions of Watson Laboratories, a subsidiary of Watson Pharmaceuticals, Inc., most recently as Executive Director of R&D Operations. In this capacity, Dr. Miller managed a team of 75 in the testing of all R&D products for clinical trials, including method valuation, stability testing, operation of the R&D pilot plant, and assembly of the CMC section of drug applications, in addition to other responsibilities. Prior to holding this position, Dr. Miller was Director of Technology Transfer for Watson Laboratories, and Vice President of Research and Product Development for Royce Laboratories, which was subsequently acquired by Watson Laboratories. Prior to joining Royce Laboratories, Dr. Miller was Group Leader and Senior Scientist at Dade Behring. Prior to that, he served as an Analytical Chemist at the U.S. Food & Drug Administration. Dr. Miller received his Bachelor of Science Degree in Chemistry from the University of Maryland and his Ph.D. from the University of Miami.

Alicia Grande, CPA, CMA, has served as our Vice President, Treasurer and Chief Financial Officer since December 2011 and as our Chief Accounting Officer since January 2007. Prior to joining Catalyst, since 2003 Ms. Grande was employed by The Hackett Group, Inc. (formerly known as Answerthink, Inc.), a publicly traded information technology consulting services company. Ms. Grande served in various capacities with The Hackett Group, most recently as Senior Director of Finance, and was responsible for all external and SEC financial reporting. Ms. Grande also served as head of The Hackett Group’s Sarbanes-Oxley Act compliance team. Prior to joining The Hackett Group, Ms. Grande was employed in public accounting, and she began her career with Arthur Andersen LLP. Ms. Grande earned a Bachelor of Science degree in business administration, with majors in accounting and finance, from Syracuse University and a master of accounting degree from Florida International University.

Gary Ingenito, M.D., Ph.D., joined us as our Chief Medical Officer in June 2015 and became our Head of Regulatory Operations in February 2016. Prior to joining Catalyst, Dr. Ingenito spent more than 25 years in the field of pharmaceutical development; including drugs, biologics, and combination products. During this time, Dr. Ingenito has held executive responsibilities for clinical research, regulatory, drug safety, and medical affairs at pharmaceutical companies and contract research organizations. Dr. Ingenito initially joined Sandoz Pharmaceuticals in the neuroendocrine group and progressed to become head of medical affairs. He spent 8 years at Otsuka Pharmaceuticals, overseeing the approval of anti-infective, cardiovascular, and central nervous system products. Dr. Ingenito has also held positions at Corning-Besselaar, SFBC International, Angiotech Pharmaceuticals, Biotest Pharmaceuticals, and, most recently at Boehringer-Ingelheim Pharmaceuticals, where he served as head of regulatory affairs North America for biosimilars. After obtaining his bachelor of arts degree from The Johns Hopkins University, Dr. Ingenito earned his medical degree at Jefferson Medical College, and a Ph.D. in philosophy from Thomas Jefferson University. He completed a post-graduate residency in neurology at the University of Miami, Jackson Memorial Hospital.

David J. Caponera joined us in October 2014 and serves as our Vice President, Patient Engagement and Access Support. Mr. Caponera has over 30 years of successful healthcare experience ranging from clinical development, managing payer operations, extensive orphan drug product launches and implementing reimbursement and patient advocacy programs, with over 15 years focused on rare diseases and orphan products. From December 2013 until he joined us, Mr. Caponera was an independent consultant to the orphan drug industry. Prior thereto, from January 2011 until October 2013, Mr. Caponera served as the Vice President, Patient Advocacy and Reimbursement for Aegerion Pharmaceuticals, Inc., where he established and built its patient advocacy and patient assistance organizations for the launch of Juxtapid™, Aegerion’s first ultra-rare disease product. Prior to that, from November 2009 until January 2011, Mr. Caponera was the Director, Access Services for Pfizer, Inc., where he developed a global patient access network for the launch of ELELYSO™ for ultra-rare Gaucher disease. Prior thereto, Mr. Caponera served as Senior Director of Reimbursement and Distribution for Amicus Therapeutics, Inc., Vice President, Strategic Initiatives for Theracom, Inc., and Senior Director, Patient and Product Services for Genzyme Corporation. At Genzyme he led the case management functions for multiple orphan products, developed the reimbursement and patient management programs for two new product launches and directed the customer services functions. In addition, Mr. Caponera has held positions at Blue Cross Blue Shield of Massachusetts as Product Manager for Managed Care and Harvard Community Health Plan (now Harvard Pilgrim Health Care). Mr. Caponera holds a bachelor’s degree from Cornell University in biology and a master’s degree in health administration from Duke University.

Brian Elsbernd, J.D. joined us in February 2016 as our Sr. Vice President of Legal and Compliance. Prior to joining Catalyst, Mr. Elsbernd was, from 2004 until February 2016, employed in various capacities with Mallinckrodt Pharmaceuticals and its predecessors, including as Senior Director of US Healthcare Compliance. At Mallinckrodt, he was involved in the building of their formal compliance program including providing leadership and vision on ethics and business conduct while also managing multiple other legal and business functions. Before joining Mallinckrodt, Mr. Elsbernd was an associate at Proskauer Rose LLP, within its Health Care practice group, representing health care providers nationwide in matters pertaining to regulatory and administrative law, transactional matters, litigation, and reimbursement issues. Mr. Elsbernd holds a Bachelor of Arts degree in history from the University of Illinois-Urbana and a law degree from the Saint Louis University School of Law.

Family Relationships

There are no family relationships between or among any of our directors and/or officers.

COMPENSATION – DISCLOSURE AND ANALYSIS

The role of the compensation committee in setting executive officer compensation

The Compensation Committee establishes and regularly reviews our compensation philosophy and programs, exercises authority with respect to the determination and payment of base and incentive compensation to our executive officers and administers our 2014 Stock Incentive Plan (the “2014 Plan”) and our 2006 Stock Incentive Plan (the “2006 Plan” and, together with the 2014 Plan, the “Plans”). Our Compensation Committee consists of three members, each of whom is independent as that term is defined in the Sarbanes-Oxley Act of 2002 and the rules and regulations that have been promulgated thereunder and under the Exchange Act, and in the applicable NASDAQ listing standards.

Executive officers

During 2017, our Board designated that our “executive officers” (as that term is defined in the rules and regulations under the Exchange Act) are our Chief Executive Officer (Patrick J. McEnany), our Chief Operating and Chief Scientific Officer (Dr. Steven Miller), our Chief Financial Officer (Alicia Grande), and our Chief Medical Officer (Dr. Gary Ingenito). Mr. McEnany, Dr. Miller, Ms. Grande, and Dr. Ingenito were employed by us for all of fiscal 2017.

Overview of executive officer compensation

In evaluating executive compensation, our Compensation Committee receives third-party data and analysis on market trends and competitive practices from its independent compensation consultant. The Compensation Committee also receives and considers the recommendations of our Chief Executive Officer with respect to goals and compensation of executive officers. Our Compensation Committee assesses the information it receives in accordance with its business judgment. Our Chief Executive Officer is not present when his compensation is discussed by the Compensation Committee.

Our Compensation Committee believes that our executive officers are instrumental to our success. To that end, our compensation program is designed around the following:

Pay Element	Form	Purpose

Base Salary	Cash (Fixed)	Provides a competitive level of compensation that reflects position responsibilities, strategic importance of the position and individual experience.

Short-Term Incentive (Annual Bonus)	Cash (Fixed)	Provides a cash-based award that recognizes the achievement of corporate goals in support of an annual business plan.

Long-Term Incentive	Equity (Variable)	Provides incentives for management to execute financial and strategic growth goals that support long-term stockholder value creation and our ability to recruit, retain and motivate key executives.

We also offer health and other insurance benefits to each of our employees, including our executive officers. Such benefits are equal to the benefits available to all employees. No other perquisite benefits are available to our executive officers.

Process of setting 2017 executive officer compensation

In February 2016, we received a refusal to file (RTF) letter from the U.S. Food and Drug Administration (FDA) with respect to our new drug application (NDA) for our principal product, amifampridine phosphate (Firdapse®). We spent most of 2016 working through the issues raised in the RTF letter, including determining what additional studies would be required before the FDA would accept an NDA submission for Firdapse® and the parameters of those studies. Most of 2017 was then spent executing on the required studies and preparing an NDA for resubmission. We also executed on a number of other clinical trials for additional indications for Firdapse®. Finally, in late 2017, we reported positive results from our additional studies, and, after a successful Type C meeting with the FDA in early 2018, we resubmitted an NDA to the FDA for Firdapse® in March 2018.

Throughout 2016 and into 2017, we put on hold significant further compensation discussions of the Compensation Committee while we dealt with our business challenges. In late 2016, while in the middle of executing on our efforts to reset our business, the Compensation Committee determined to increase for 2017 the base compensation of all of our employees, including our named executive officers, by a 3% cost of living adjustment. We also paid discretionary cash bonuses to our employees, including our named executive officers, and made discretionary stock option grants to all Company employees, including our named executive officers.

In late 2017, having successfully completed the clinical studies required to resubmit an NDA for Firdapse®, our Compensation Committee decided that it was time to once again focus on the compensation payable by peer companies as we (once again) moved towards the potential commercialization of Firdapse®. To assist the Compensation Committee in its deliberations, the committee once again engaged Radford (an Aon Hewitt Company), an independent compensation consultant, to provide advice and recommendations relating to our executive and non-executive compensation arrangements. Radford had previously provided the committee with guidance on the topic of executive officer compensation in 2014 (for 2015 services) and in 2015 (for 2016 services), but the Compensation Committee had suspended implementation of the compensation policies that had previously been adopted by the committee in early 2016 following the receipt of the RTF letter until we resolved the challenges facing our business.

Following their reengagement in late 2017, Radford assisted the Compensation Committee in determining an appropriate peer group to evaluate the Company’s executive compensation group for alignment with governance and market best practices, and to provide recommendations as to an appropriate compensation philosophy to guide the Compensation Committee in determining executive officer cash bonus compensation for 2017 and determining base, bonus and equity compensation for 2018 and future years.

In December 2017, after discussions with Radford, our Compensation Committee revised our peer group. The revised peer group was selected based on the following criteria: (i) publicly traded, pre-commercial therapeutics/biotechnology companies; (ii) companies in the late stage of development of a product (Phase 3) and companies that were currently in the regulatory approval process; (iii) companies with market capitalization of between $200 million and $1 billion; and (iv) companies with less than 100 employees.

The following table presents the peer group selected in late 2017 by the Compensation Committee following its discussions with Radford for setting executive officer compensation. The Compensation Committee believed when it selected this peer group that this peer group was appropriate from a strategic/stage of development and market capitalization prospective based on the above-defined criteria.

Achaogen	Adamas Pharmaceuticals	Akebia Therapeutics
Alder BioPharmaceuticals	Ardelyx	AVEO Pharmaceuticals
Cara Therapeutics	ChemoCentryx	Dermira
Endocyte	Flexion Therapeutics	Geron
Idera Pharmaceuticals	Intra-Cellular Therapies	La Jolla Pharmaceutical
Omeros	SIGA Technologies	Tetraphase Pharmaceuticals

Based on the selected peer group, in December 2017, Radford made recommendations to the Compensation Committee regarding cash (base salary and targeted bonus) for each executive officer position for 2018. Further, based on that guidance, and in recognition of the fact that our employees had successfully executed on a strategy to reset our business following the receipt of the RTF letter, the Compensation Committee granted discretionary cash bonuses to our employees, including our named executive officers. The compensation payable in 2017 to our CEO, CFO, and our three other most highly compensated employees is set forth in the “Summary Compensation Table” below.

Summary Compensation Table

The following table sets forth information about the compensation earned during 2017, 2016 and 2015 by our Chief Executive Officer, our Chief Financial Officer, and our three most highly compensated officers during the fiscal year ended December 31, 2017.

Awards ($)
Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Stock (1)	Option (2)	Non-Equity Incentive Compensation	All Other Compensat- ion ($) (3)	Totals ($)
Patrick J. McEnany Chairman, President and CEO	2017 2016 2015	484,983 473,000 453,000	206,233 23,556 169,875	— — —	209,288 111,163 532,776	— — —	— — —	900,504 607,719 1,155,651

Steven R. Miller, COO and CSO	2017 2016 2015	374,710 365,400 350,000	95,605 18,200 78,750	— — —	125,429 55,582 274,400	— — —	10,800 10,600 10,600	606,544 449,782 713,750

Gary Ingenito, CMO and Head of Regulatory Affairs	2017 2016 2015	367,195 358,000 166,212	93,687 17,835 75,375	— — —	125,429 55,582 726,574	— — —	8,838 — —	595,149 431,417 968,161

Alicia Grande, Vice President, Treasurer and CFO	2017 2016 2015	308,827 301,000 288,000	78,795 15,000 64,800	— — —	125,429 55,582 274,400	— — —	10,800 10,600 10,600	523,851 382,182 637,800

Brian Elsbernd, Vice President, Legal and Compliance	2017 2016	283,091 242,000	28,325 13,750	— —	41,858 108,646	— —	— 17,043	353,274 381,439

(1)

The amounts reported in this column are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock unit grants to the executive officers in the listed fiscal year.

(2)

The amounts reported in this column represent the grant date fair value of stock option awards granted in accordance with FASB ASC Topic 718 for the listed year. For additional information on the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the “Notes to Financial Statements” contained in our 2017 Annual Report on Form 10-K.

(3)	Includes, for 2016, relocation expenses for Mr. Elsbernd and, for 2017, a housing allowance for Dr. Ingenito. All other compensation consists of 401(k) employer match.

Employment Agreements and Potential Payments upon Termination or Change in Control

We have an employment agreement with Patrick J. McEnany, our Chairman, President and Chief Executive Officer, which provides for the payment of a base salary plus bonus compensation based on performance. Mr. McEnany’s employment agreement also contains a “change of control” severance arrangement if the employee is not retained in our employment after a change of control. The employment agreement for Mr. McEnany expires on November 8, 2018. After the expiration of his employment agreement, Mr. McEnany becomes an employee-at-will, and he will still be entitled to payments for termination without cause or in the event of a change in control, as set forth below.

Pursuant to the employment agreement that we have with Mr. McEnany, we may terminate his employment at any time for “cause”, in which he would have no right to receive compensation or other benefits for any period after termination. Termination for “cause” may also occur when the executive performs dishonest acts intended to benefit the executive personally, the executive’s willful neglect of the executive’s duties, or failure to perform such duties because of gross negligence on the part of the executive, violation of any obligation under the executive’s employment agreement not remedied by the executive after ten (10) days’ notice of such violation, or the executive’s arrest for, conviction of or plea of nolo contendre to a crime constituting a felony.

In certain circumstances, Mr. McEnany is entitled to severance pay. These circumstances include (i) his voluntary resignation after a change in control or a demotion, or our failure to perform our material obligations under his employment agreement and our failure to remedy such violation within ten (10) days’ notice of such violation, (ii) his termination without cause, (iii) his total and permanent disability, or (iv) his death.

A change in control under our employment agreement with Mr. McEnany includes:

•

the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the company), in one transaction or a series of related transactions, of more than fifty percent (50%) of the voting power represented by the then-outstanding capital stock of the company to one or more persons (other than to the executive officer or a “group” (as defined under the Securities Exchange Act of 1934) in which the executive officer is a member);

•	the sale of substantially all of the assets of the company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization); or

•	the liquidation or dissolution of the company.

Under any of those circumstances, the executive’s severance package includes: (i) the payment of any accrued but unpaid annual bonus at the time of termination; (ii) the payment of the executive’s base salary for a period of at least twelve (12) months; and (iii) continuation of the executive’s medical benefits (in case of disability), including to his family (in case of death or disability).

We also have a severance and change of control plan in place that provides for severance if those of our executives designated to participate in the benefits under the Plan are terminated for other than “cause” or if they terminate their employment with us for “good reason”, and for severance compensation in the event of such executive’s termination in connection with a change of control (as all of those terms are defined in the plan).

Under our severance and change of control plan, on a termination without cause or a termination for good reason of a designated executive, the executive will receive one year’s base salary, any accrued bonus prior to termination, 12 month accelerated vesting of stock options, and benefits continuation for one year; provided that the terminated executive agrees to not compete with the company during the period in which severance is paid. Further, under our severance and change of control plan, on termination of a designated executive within one year of a “change of control,” the terminated executive will receive one year’s base salary, full vesting acceleration of stock options, payment in full of any target bonus previously granted for the severance period, and benefits continuation for the severance period, again subject to the terminated executive agreeing not to compete with the company during the period in which severance is paid.

To date, the Compensation Committee has designated that Ms. Grande, and Drs. Ingenito and Miller, will receive benefits under the severance and change of control plan. Pursuant to the terms of the plan, once an executive has been designated to participate in the severance benefits afforded by the plan, the Compensation Committee cannot modify the plan as to that designated executive to eliminate any benefits or to modify the definitions used in the plan to the detriment of the designated executive, unless otherwise agreed to by the designated executive.

The following chart sets forth the amounts payable under these circumstances assuming the event had occurred on December 31, 2017:

Name	Payment Due Upon Termination either by company without Cause or Officer for Good Reason (1)	Payment Due Upon Death or Permanent Disability		Payment Due Upon a Termination by company with Cause or Resignation or Retirement	Payment Due upon a Change of Control (1)
Patrick J. McEnany	$484,983	$484,983		—	$969,996
Steven R. Miller	$374,710	—		—	$374,710
Alicia Grande	$308,827	—		—	$308,827
Gary Ingenito	$367,195	$367,195	(2)	—	$367,195
Brian Elsbernd	—	—		—	—

(1)	Excludes the value of any bonus due for services prior to termination, the value of health benefits for the term of the severance and the value of any accelerated vesting of stock options.
(2)	Payable under a letter agreement between us and Dr. Ingenito.

Grants of Plan-Based Awards for 2017

The following table provides information relating to options granted during the fiscal year ended December 31, 2017:

Name	Grant Date (1)	Number of Securities Underlying Options (#) (2)	Exercise Price of Option Awards ($/share)	Grant Date Fair Value of Option Awards
Patrick J. McEnany	1/3/2017	250,000	$1.13	$209,288
Steven R. Miller	1/3/2017	150,000	$1.13	$125,429
Alicia Grande	1/3/2017	150,000	$1.13	$125,429
Gary Ingenito	1/3/2017	150,000	$1.13	$125,429
Brian Elsbernd	1/3/2017	50,000	$1.13	$41,858

(1)	Options were granted at a meeting of the Compensation Committee held prior to the grant date at which the grant date for these option grants was established.
(2)

Options vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date, and one-third on the third anniversary of the grant date, and expire on the seventh anniversary of the grant date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table gives information about our common stock that may be issued upon the exercise of options as of December 31, 2017:

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for equity compensation plans
Securities issued under the 2006 and 2014 Plans	5,191,666	$1.97	3,646,668

2014 Stock Incentive Plan

In February 2014, our Board adopted the 2014 Plan, which became effective in May 2014 when the 2014 Plan was approved by our stockholders at the 2014 annual meeting of stockholders. Amendments adding additional shares to the 2014 Plan were approved by our stockholders at the 2016 annual meeting of stockholders and the 2017 annual meeting of stockholders. Including these additional shares, we have reserved an aggregate of 9,000,000 shares for issuance under the 2014 Plan, as amended to date.

As of March 29, 2018, stock options to purchase 7,647,500 shares of our common stock, at exercise prices ranging from $0.79 to $4.64 per share, and 80,000 restricted stock units have been granted under the 2014 Plan, and 1,874,168 shares remain eligible for grant under the 2014 Plan. If the proposal set forth in Proposal 2 below is adopted, the 2014 Plan will be replaced by the 2018 Stock Incentive Plan.

Administration. The Compensation Committee administers the 2014 Plan and determines which persons will receive grants of awards and the type of award to be granted to such persons. The Compensation Committee also interprets the provisions of the 2014 Plan and makes all other determinations that it deems necessary or advisable for the administration of the 2014 Plan.

Eligibility. All eligible individuals will be able to participate in the 2014 Plan. Eligible individuals include our directors, officers, employees, independent contractors and consultants, as well as individuals who have accepted an offer of employment with us.

Form of Awards. Awards under the 2014 Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), (ii) Non-Qualified Stock Options (unless otherwise noted herein, Options refers to both Incentive Stock Options and Non-Qualified Stock Options), (iii) Stock Appreciation Rights, which may be awarded either in tandem with Options or on a stand-alone basis, (iv) shares of Common Stock that are restricted (Restricted Shares), (v) the right to receive shares of the Company’s common stock at the end of a specified period (RSUs), (vi) the right to receive a fixed number of shares of common stock, or the cash equivalent, which is contingent on the achievement of certain performance goals (Performance Shares), or (vii) the right to receive a designated dollar value, or shares of common stock of the equivalent value, which is contingent on the achievement of certain performance goals (Performance Units).

Form of Awards – Stock Options. Stock options may be granted under the 2014 Plan for the purchase of shares of our common stock. The Compensation Committee may designate Options as either Incentive Stock Options or Non-Qualified Stock Options. The term of each Option granted will be determined by the Compensation Committee. However, no Incentive Stock Option will be exercisable more than ten years after the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”), more than five years after the date it is granted.

The purchase price per share under each Incentive Stock Option will be specified by the Compensation Committee, but in no event may it be less than 100% of the market price per share of Common Stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the purchase price per share must not be less than 110% of the market price of the Common Stock on the date of grant.

Stock options may be exercised in whole or in part. Payment for such exercise must be made in cash or through the delivery to us of shares of common stock previously owned by the option holder. The Compensation Committee, in its sole and absolute discretion, may allow other forms of payment, including cashless exercises of such stock options.

Form of Awards – Stock Appreciation Rights. Stock Appreciation Rights may be awarded by the Compensation Committee in such amounts and on such terms and conditions as the Compensation Committee shall determine, in its sole and absolute discretion. The terms and conditions of any Stock Appreciation Right shall be substantially identical to the terms and conditions of such Stock Appreciation Right should the grant of such Stock Appreciation Right had been the grant of an Option.

Upon exercise of a Stock Appreciation Right, the owner of such Stock Appreciation Right shall be entitled to receive payment in cash, in shares of Common Stock, or a combination thereof, as determined by the Compensation Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the fair market value of the common stock on the grant date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are being exercised.

Form of Awards – Restricted Stock. Shares of Restricted Stock may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any Restricted Stock granted under the 2014 Plan as it may deem advisable.

Except as provided by the Compensation Committee in its sole and absolute discretion, Restricted Stock granted under the 2014 Plan will vest over a four year period after the grant date in equal annual increments of 25%. Shares of Restricted Stock may also be granted subject to performance goals, and such shares will be released from restrictions only after the attainment of such performance goals has been certified by the Compensation Committee.

Unless otherwise provided in the award agreement with respect to such grants, until the expiration of all applicable restrictions, (i) the Restricted Stock is treated as outstanding common stock in the Company, (ii) the participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the participant holding shares of Restricted Stock is entitled to all dividends and other distributions paid with respect to such shares while they are so held.

Form of Awards – RSUs. RSUs may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any RSUs granted under the 2014 Plan as it may deem advisable.

Unless otherwise provided by the Compensation Committee in the award agreement, upon the expiration of all applicable restrictions, shares of common stock will be paid within 60 days following the date the restrictions lapse. Participant’s holding RSUs will not have any rights of a stockholder until the underlying share of common stock are delivered.

Form of Awards – Performance Shares and Performance Units. Performance Shares and Performance Units may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. All grants of Performance Shares and Performance Units shall satisfy the requirements set forth in the 2014 Plan. The criteria under which Performance Shares and Performance Units may be granted are set forth in the 2014 Plan.

As soon as practicable after the end of a performance period (as set forth by the Compensation Committee), the Compensation Committee shall determine to what extent the Performance Shares or Performance Units have been earned on the basis of the related performance.

Transferability of Awards. Awards are non-transferable other than by will or by the laws of descent and distribution or as otherwise expressly allowed by the Compensation Committee pursuant to a gift to members of an eligible person’s immediate family. The gift may be directly or indirectly transferred, by means of a trust, partnership, or otherwise. Stock options and SARs may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

Change of control. If there is a change in control of our company, any award that is not exercisable and vested may immediately become exercisable and vested in the sole and absolute discretion of the Compensation Committee. Vested awards will be deemed earned and payable in full. The Compensation Committee may also terminate the awards, entitling participants to a cash payment. If our company is liquidated or dissolved, awards may also be converted into the right to receive liquidation proceeds. In the event that the Compensation Committee does not terminate or convert an award upon a change of control, then the award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation.

Amendments, Modifications and Termination. Our Board may, at any time, amend, suspend or terminate the 2014 Plan, but the Board may not impair the rights of holders of outstanding awards without the holder’s consent. No amendment to the 2014 Plan may be made without consent of our stockholders. In the event that an award is granted to a person residing outside of the United States, the Board may, at its discretion, modify the terms of the agreement to comply with the laws of the country of which the eligible individual is a resident. The 2014 Plan will terminate 10 years after its effective date.

2018 Stock Incentive Plan

On April 16, 2018, our Board adopted the Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan (the “2018 Plan”). Our stockholders are being asked to approve the 2018 Plan at the 2018 Annual Meeting of Stockholders. “Proposal Two – Approval of the Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan” below, which begins on page 29 of this Proxy Statement, describes the terms of the 2018 Plan. If the 2018 Plan is approved, no further equity grants will be made under the 2014 Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding equity-based awards held by our CEO, our CFO and our three other most highly compensated employees as of December 31, 2017.

	OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Patrick J. McEnany	300,000 200,000	— 100,000	— —	3.12 2.53	08/28/21 12/30/22	— —	— —	— —	— —
	100,000	100,000	—	0.79	06/15/23	—	—	—	—
	—	250,000	—	1.13	01/03/24	—	—	—	—

Steven R. Miller	185,000 100,000 50,000	— 50,000 50,000	— — —	3.12 2.53 0.79	08/28/21 12/30/22 06/15/23	— — —	— — —	— — —	— — —
	—	150,000	—	1.13	01/03/24	—	—	—	—

Gary Ingenito	100,000 100,000	50,000 50,000	— —	4.13 2.53	06/30/22 12/30/22	— —	— —	— —	— —
	50,000	50,000	—	0.79	06/15/23	—	—	—	—
	—	150,000	—	1.13	01/03/24	—	—	—	—

Alicia Grande	170,000 100,000	— 50,000	— —	3.12 2.53	08/28/21 12/30/22	— —	— —	— —	— —
	50,000	50,000	—	0.79	06/15/23	—	—	—	—
	—	150,000	—	1.13	01/03/24	—	—	—	—

Brian Elsbernd	21,666 20,000	43,334 20,000	— —	1.85 0.79	02/16/23 06/15/23	— —	— —	— —	— —
	—	50,000	—	1.13	01/03/24	—	—	—	—

Option Exercises

The following table provides information regarding the exercise of stock options by our CEO, our CFO and our three other most highly compensated employees during the year ended December 31, 2017.

Name	Grant Date	Exercise Date	Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($ / share)
Patrick J. McEnany	12/12/2012	11/6/2017	200,000	$0.47
Steven R. Miller	12/12/2012	11/6/2017	200,000	$0.47
Alicia Grande	12/12/2012	11/6/2017	200,000	$0.47
Gary Ingenito	—	—	—	—
Brian Elsbernd	—	—	—	—

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation – Discussion and Analysis required by Item 402(b) of Regulation S-K of the SEC’s rules and regulations with management and based on such review and discussions the Compensation Committee recommended to the Board of Directors that the Compensation – Discussion and Analysis be included in our proxy statement for the 2018 Annual Meeting.

The Compensation Committee

David S. Tierney, Chair

Richard J. Daly

Charles B. O’Keeffe

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the Compensation Committee Report above shall not be incorporated by reference into any such filings.

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of Regulation S-K, the Compensation Committee reviewed a comparison of our CEO’s annual total compensation in fiscal year 2017 to that of all of our other employees for the same period. We identified our median employee by examining 2017 Box 1 W-2 amounts for all employees, excluding our CEO, who were employed by us on December 31, 2017. After identifying our median employee, we calculated total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2017 Summary Compensation Table above.

The total annual compensation for fiscal year 2017 for our CEO was $900,504 as noted in the table above, and for our median employee it was $184,435. The resulting ratio of our CEO’s pay to the pay of our median employee for fiscal year 2017 was 5 to 1.

COMPENSATION OF DIRECTORS

Fiscal 2017 Director Compensation

The following table provides information regarding compensation earned by our non-employee directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) (2) ($)	Total ($)
Philip H. Coelho (3)	50,500	47,400	97,900
Charles B. O’Keeffe (4)	72,500	47,400	119,900
David S. Tierney (3)	51,000	47,400	98,400
Donald A. Denkhaus (3)	54,000	47,400	101,400
Richard Daly	45,000	47,400	92,400

(1)	The amounts reported in this column represent the grant date fair value of stock option awards granted in accordance with FASB ASC Topic 718 for 2017.
(2)	The aggregate number of stock options held by each non-employee director as of December 31, 2017 is indicated in the table below:

Name	Number of Options
Philip H. Coelho	200,000
Charles B. O’Keeffe	200,000
David S. Tierney	200,000
Donald A. Denkhaus	200,000
Richard Daly	200,000

(3)

Mr. Denkhaus serves as chair of our Audit Committee, Dr. Tierney serves as chair of our Compensation Committee, and Mr. Coelho serves as Chair of our Nominating and Corporate Governance Committee. Each received additional compensation for acting as chair of a Board committee in 2017.

(4)	Mr. O’Keeffe serves as our lead independent director. In 2017, Mr. O’Keeffe received an additional $20,000 for his services as lead independent director.

Compensation of Directors Generally

For 2017, non-employee directors received an annual retainer of $35,000, the chairs of the Audit, Compensation and Nominating & Corporate Governance Committees received an additional retainer of $15,000, $12,000 and $8,000, respectively, and members of the Audit, Compensation and N&CG Committees received an additional retainer of $7,500, $6,000 and $4,000, respectively. No meeting fees are paid. Further, directors receive annual stock option grants.

For 2018, the annual retainer payable to each non-employee director has been increased to $40,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date for the 2018 annual meeting of stockholders, we had 102,556,164 shares of our common stock outstanding. The following table sets forth, as of the date of this Proxy Statement, certain information regarding the shares of common stock owned of record or beneficially by (i) each person who owns beneficially more than 5% of our outstanding common stock; (ii) each of our directors and executive officers; and (iii) all directors and officers as a group.

	Shares Beneficially Owned (1)
Name	Number	Percentage
Broadfin Capital, LLC (2)	7,097,300	6.9
Baker Bros. Advisors, LP (3)	5,852,153	5.7
Patrick J. McEnany (4)	5,381,026	5.2
Charles B. O’Keeffe (5)	708,376	*
David S. Tierney (5)	500,541	*
Philip H. Coelho (5)	410,427	*
Richard Daly (6)	195,000	*
Donald A. Denkhaus (6)	295,000	*
Steven R. Miller (7)	1,042,687	1.0
Alicia Grande (8)	766,346	*
Gary Ingenito (9)	300,000	*
All officers and directors as a group (9 persons) (10)	9,786,068	9.3

*	Less than one percent
(1)

Unless otherwise indicated, each person named in the table has the sole voting and investment power with respect to the shares beneficially owned. Further, unless otherwise indicated, the address for each person named in this table is c/o Catalyst Pharmaceuticals, Inc.

(2)	Reported in a Schedule 13G filed by Broadfin on February 13, 2018. According to the Schedule 13G, Broadfin’s address is 300 Park Avenue, 25th Floor, New York, New York 10022.
(3)

Reported in a Schedule 13G filed by Baker Bros. Advisors on February 13, 2018. According to the Schedule 13G, Baker Bros. address is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(4)

Includes options to purchase 683,333 shares of our common stock, of which 300,000 shares are exercisable at a price of $3.12 per share, 200,000 shares are exercisable at a price of $2.53 per share, 100,000 shares are exercisable at an exercise price of $0.79 per share, and 83,333 shares that are exercisable at an exercise price of $1.13 per share. Excludes: (i) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $2.53 per share that will vest in on December 30, 2018, (ii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $0.79 per share that will vest in on June 15, 2018, (iii) 166,667 shares of our common stock at an exercise price of $1.13 per share that will vest in two annual tranches beginning on January 3, 2019, (iv) unvested stock options to purchase 300,000 shares of our common stock at an exercise price of $4.01 per share that will vest in three annual tranches beginning on January 2, 2019, and (v) 145,921 shares of common stock owned by Mr. McEnany’s spouse.

(5)

Includes options to purchase 195,000 shares of our common stock, of which 50,000 shares are exercisable at a price of $3.12 per share, 40,000 are exercisable at a price of $2.53 per share, 60,000 shares are exercisable at a price of $1.13 per share, 25,000 shares are exercisable at a price of $0.79 per share, and 20,000 shares are exercisable at a price of $4.01 per share. Excludes: (i) unvested stock options to purchase 25,000 shares of our common stock at an exercise price of $0.79 per share that will vest on June 15, 2018, and (ii) unvested stock options to purchase 20,000 shares of our common stock at an exercise price of 4.01 per share that will vest on January 2, 2019.

(6)

Includes options to purchase 195,000 shares of our common stock, of which 50,000 shares are exercisable at a price of $3.35 per share, 40,000 shares are exercisable at a price of $2.53 per share, 60,000 shares are exercisable at a price of $1.13 per share, 25,000 shares are exercisable at a price of $0.79 per share, and 20,000 shares are exercisable at a price of $4.01 per share. Excludes: (i) unvested stock options to purchase 25,000 shares of our common stock at an exercise price of $0.79 per share that will vest on June 15, 2018, and (ii) unvested stock options to purchase 20,000 shares of our common stock at an exercise price of $4.01 per share that will vest on January 2, 2019.

(7)

Includes options to purchase 385,000 shares of our common stock, of which 185,000 shares are exercisable at a price of $3.12 per share, 100,000 shares are exercisable at a price of $2.53 per share, 50,000 shares are exercisable at a price of $0.79 per share, and 50,000 shares are exercisable at a price of $1.13 per share. Excludes: (i) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $2.53 per share that will vest on December 30, 2018, (ii) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest on June 15, 2018, (iii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $1.13 per share that will vest in two annual tranches beginning on January 3, 2019, and (iv) unvested stock options to purchase 285,000 shares of our common stock at an exercise price of $4.01 per share that will vest in three annual tranches beginning on January 2, 2019.

(8)

Includes options to purchase 370,000 shares of our common stock, of which 170,000 shares are exercisable at a price of $3.12 per share, 100,000 shares are exercisable at a price of $2.53 per share, 50,000 shares are exercisable at a price of $0.79 per share, and 50,000 shares are exercisable at a price of $1.13 per share. Excludes: (i) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $2.53 per share that will vest on December 30, 2018, (ii) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest on June 15, 2018, (iii) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $1.13 per share that will vest in two annual tranches beginning on January 3, 2019, and (iv) unvested stock options to purchase 285,000 shares of our common stock at an exercise price of $4.01 per share that will vest in three annual tranches beginning on January 2, 2019.

(9)

Includes options to purchase 300,000 shares of our common stock, of which 100,000 are exercisable at an exercise price of $4.13 per share, 100,000 are exercisable at an option exercise price of $2.53 per share, 50,000 are exercisable at a price of $0.79 per share and 50,000 are exercisable at a price of $1.13 per share. Excludes: (i) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $4.13 per share that will vest on June 30, 2018, (ii) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $2.53 per share that will vest on December 30, 2018, (iii) unvested stock options to purchase 50,000 shares of our common stock at an exercise price of $0.79 per share that will vest on June 15, 2018, (iv) unvested stock options to purchase 100,000 shares of our common stock at an exercise price of $1.13 per share that will vest in two annual tranches beginning on January 3, 2019, and (v) unvested stock options to purchase 285,000 shares of our common stock at an exercise price of $4.01 per share that will vest in three annual tranches beginning on January 2, 2019.

(10)

Includes options to purchase 2,899,998 shares of our common stock at prices ranging from $0.79 per share to $4.13 per share. Excludes unvested stock options to purchase 2,620,002 shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since 2016, we have had no transactions or proposed transactions in which we were or are to be participants and in which any related person had or will have a direct or indirect material interest.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide for a board of directors elected annually for one-year terms. The Board has no reason to believe that any of the persons named will be unable to serve if elected. If any nominee is unable to serve as a director, the enclosed proxy will be voted for a substitute nominee selected by the Board.

Nominees for Director

The nominees for director are as follows:

Name	Age	Director Since
Patrick J. McEnany	70	January 2002
Philip H. Coelho	74	October 2002
Charles B. O’Keeffe	78	December 2004
David S. Tierney, M.D.	54	October 2002
Richard J. Daly	56	February 2015
Donald A. Denkhaus	72	February 2015

Biographical information about each of our candidates for director is contained above in “Our Board of Directors.”

Consideration of Future Nominees

The Nominating & Corporate Governance Committee will consider director candidates recommended by our stockholders. Any stockholder wishing to submit a recommendation with respect to the 2019 Annual Meeting of Stockholders should send a signed letter of recommendation to us at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary. To be considered, recommendation letters must be received between January 24, 2019 and February 23, 2019, and must include: (i) all information about the nominee required to be disclosed in solicitations of proxies in an election contest; (ii) the written consent of the nominee to the nomination and such nominee’s willingness to serve if elected; and (iii) the name and address of the stockholder making such recommendation, the class and number of shares of capital stock the stockholder owns, and a representation by the stockholder that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear, in person or by proxy, to propose such nomination.

Vote Required

The election of directors requires a plurality of the votes cast by the holders of our common stock. A “plurality” means the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors.

The Board of Directors recommends a vote in favor of the six persons listed above who have been nominated for election to the Board of Directors.

PROPOSAL TWO

APPROVAL OF THE CATALYST PHARMACEUTICALS, INC.

2018 STOCK INCENTIVE PLAN

General

We currently have in effect the 2014 Plan, the features of which are described in “Equity Compensation Plan Information – 2014 Stock Incentive Plan”, on page 19 of this proxy statement. As of March 29, 2018, there were options to purchase 6,902,500 shares of common stock outstanding under the 2014 Plan, with a weighted average exercise price of $2.49 per share.

The Board and the Compensation Committee have determined to approve a new stock option plan to replace the 2014 Plan and, as a result, we are asking our stockholders to approve the “Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan” (the “2018 Plan”), pursuant to which 7,500,000 shares will be reserved for issuance. As of March 29, 2918, 1,874,168 shares remained eligible for the issuance of Awards under the 2014 Plan. If the 2018 Plan is approved by our stockholders, no future equity grants will be made under the 2014 Plan, although equity grants previously made under the 2014 Plan will continue to be outstanding. A copy of the 2018 Plan is Annex “A” to this proxy statement.

Administration

The Compensation Committee of the Board will administer the 2018 Plan and determine which persons will receive grants of awards and the type of award to be granted to such persons. The Compensation Committee will also interpret the provisions of the 2018 Plan and make all other determinations that it deems necessary or advisable for the administration of the 2018 Plan.

Eligibility to Participate in the 2018 Plan

All eligible individuals will be able to participate in the 2018 Plan. Eligible individuals include our directors, officers, employees, independent contractors and consultants, as well as individuals who have accepted an offer of employment with us.

Form of Awards

Awards under the 2018 Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) stock options that are not Incentive Stock Options (“Non-Qualified Stock Options”, unless otherwise noted herein, “Options” refers to both Incentive Stock Options and Non-Qualified Stock Options), (iii) the right to receive all or some portion of the increase in value of a fixed number of shares of the Company’s common stock (“Stock Appreciation Rights” or “SARs”), which may be awarded either in tandem with Options or on a stand-alone basis, (iv) shares of Common Stock that are restricted (“Restricted Shares”), (v) the right to receive shares of the Company’s common stock at the end of a specified period (“RSUs”), (vi) the right to receive a fixed number of shares of the Company’s common stock, or the cash equivalent, which is contingent on the achievement of certain performance goals (“Performance Shares”), and (vii) the right to receive a designated dollar value, or shares of the Company’s common stock of the equivalent value, which is contingent on the achievement of certain performance goals (“Performance Units”).

Stock Options

Options may be granted under the 2018 Plan for the purchase of shares of our common stock. The Compensation Committee may designate Options as either Incentive Stock Options or Non-Qualified Stock Options. The term of each Option granted will be determined by the Compensation Committee. However, no Incentive Stock Option will be exercisable more than ten years after the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”), more than five years after the date it is granted.

The purchase price per share under each Incentive Stock Option will be specified by the Compensation Committee, but in no event may it be less than 100% of the market price per share of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the purchase price per share must not be less than 110% of the market price of our common stock on the date of grant.

Options may be exercised in whole or in part. Payment for such exercise must be made in cash or through the delivery to the Company of shares of common stock previously owned by the Option holder. The Compensation Committee, in its sole and absolute discretion, may allow other forms of payment.

Stock Appreciation Rights

Stock Appreciation Rights may be awarded by the Compensation Committee in such amounts and on such terms and conditions as the Compensation Committee shall determine, in its sole and absolute discretion. The terms and conditions of any Stock Appreciation Right shall be substantially identical to the terms and conditions that would apply if the grant of such Stock Appreciation Right had been the grant of an Option.

Upon exercise of a Stock Appreciation Right, the owner of such Stock Appreciation Right shall be entitled to receive payment in cash, in shares of common stock, or a combination thereof, as determined by the Compensation Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the fair market value of a share of common stock on the date of exercise over the fair market value of the common stock on the grant date, by the number of shares of common stock with respect to which the Stock Appreciation Rights are being exercised.

Restricted Stock

Shares of Restricted Stock may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any Restricted Stock granted under the 2018 Plan as it may deem advisable.

Except as provided by the Compensation Committee in its sole and absolute discretion, Restricted Stock granted under the 2018 Plan will vest over a four year period after the grant date in equal annual increments of 25%. Shares of Restricted Stock may also be granted subject to performance goals, and such shares will be released from restrictions only after the attainment of such performance goals has been certified by the Compensation Committee.

Unless otherwise provided by the Compensation Committee, until the expiration of all applicable restrictions, and subject to the terms of the Plan, (i) the Restricted Stock is treated as outstanding common stock in the Company, (ii) the participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the participant holding shares of Restricted Stock is entitled to all dividends and other distributions paid with respect to such shares while they are so held.

RSUs

RSUs may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. The Compensation Committee shall impose such restrictions on any RSUs granted under the 2018 Plan as it may deem advisable.

Unless otherwise provided by the Compensation Committee in an award agreement, upon the expiration of all applicable restrictions, shares of the Company’s common stock will be paid within 60 days following the date the restrictions lapse. Participant’s holding RSUs will not have any rights of a stockholder until the underlying shares of the Company’s common stock are delivered.

Performance Shares and Performance Units

Performance Shares and Performance Units may be granted, in such amounts and on such terms and conditions as the Compensation Committee may determine, in its sole and absolute discretion. Performance Shares and Performance Units will be subject to the attainment of one or more pre-established performance goals. Such performance goals shall be established by the Committee in writing (other than options and SARs) and shall be based on one or more of the following business criteria: (i) the attainment of certain target levels of, or a specified increase in, the Company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax profits including, without limitation, that attributable to the Company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the Company’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, the Company’s operational costs, or a component thereof; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the Company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the Company’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the Company’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of the Company’s common stock; (xi) the growth in the value of an investment in the common stock assuming the reinvestment of dividends; (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization); and/or attainment of synergies and cost reductions in connection with mergers, acquisitions and similar corporate transactions involving the Company.

As soon as practicable after the end of a performance period (as set forth by the Compensation Committee), the Compensation Committee shall determine to what extent the Performance Shares or Performance Units have been earned on the basis of the Company’s performance.

Transferability of Awards

Awards are non-transferable other than by will or by the laws of descent and distribution or as otherwise expressly allowed by the Compensation Committee pursuant to a gift to members of an eligible person’s immediate family. The gift may be directly or indirectly transferred, by means of a trust, partnership, or otherwise. Stock options and SARs may be exercised only by the optionee, any such permitted transferee or a guardian, legal representative or beneficiary.

Treatment of Awards upon a Change in control

If there is a change in control of Catalyst Pharmaceuticals, Inc., any award that is not exercisable and vested may immediately become exercisable and vested in the sole and absolute discretion of the Compensation Committee. Vested awards will be deemed earned and payable in full. The Compensation Committee may also terminate the awards, entitling participants to a cash payment. If we are liquidated or dissolved, awards may also be converted into the right to receive liquidation proceeds. In the event that the Compensation Committee does not terminate or convert an award upon a change of control, then the award will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation.

Amendments, Modifications and Termination

Our Board of Directors may, at any time, amend, suspend or terminate the 2018 Plan, but the board may not impair the rights of holders of outstanding awards without the holder’s consent. No amendment to the 2018 Plan may be made without consent of our stockholders. In the event that an award is granted to a person residing outside of the United States, the board may, at its discretion, modify the terms of the agreement to comply with the laws of the country of which the eligible individual is a resident. The 2018 Plan will terminate 10 years after its effective date.

The Board of Directors recommends that stockholders approve the above-described proposal to adopt the 2018 Stock Incentive Plan.

PROPOSAL THREE

ADVISORY VOTE ON THE 2017 COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we include in our proxy statement no less often than every three (3) years a non-binding, advisory stockholder vote to approve the compensation of our named executive officers as described above under Compensation—Disclosure and Analysis, including the compensation tables contained therein, which is set forth beginning on page 13 of this Proxy Statement. Our last advisory vote on our named executive officers’ compensation was held at our 2016 Annual Meeting of Stockholders.

This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but it gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Accordingly, the following resolution is submitted for stockholder vote at the Annual Meeting:

RESOLVED, that the stockholders of Catalyst Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting of Stockholders to be held on May 24, 2018, pursuant to Item 402 of Regulation S-K, including the narrative discussion of executive compensation, the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.

This vote is advisory, which means that it is not binding on the Company, our Board or the Compensation Committee of the Board. The Company recognizes that stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the compensation of our named executive officers. The Board and the Compensation Committee will take into account the outcome of the vote; however, when considering the compensation of our named executive officers, the Board may decide that it is in the best interest of stockholders and the Company to continue its current compensation practices regardless of the result of the votes on this proposal.

We had previously determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on a triennial (every three years) basis. However, the Board has since determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be held at the 2019 Annual Meeting of Stockholders. Further, unless our policy changes, our next advisory vote on the frequency of say on pay advisory votes will be required to occur at our 2019 Annual Meeting of Stockholders.

The Board of Directors recommends a vote in favor of the approval, on an advisory basis, of the compensation paid to our named executive officers in 2017, as disclosed in this proxy statement.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The purpose of this proposal is the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018. Grant Thornton has served as our independent registered public accounting firm since 2006. The Audit Committee may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the stockholders, and the Audit Committee would do so if it were in our best interest and the best interest of our stockholders. Grant Thornton provided services in connection with the audit of our financial statements for the year ended December 31, 2017. Representatives of Grant Thornton are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

Information about fees paid to Grant Thornton in fiscal years 2017 and 2016 are contained above in “Independent Auditor’s Fees”

Pre-Approval of Audit Functions

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent registered public accounting firm or any other auditing or accounting firm. 100% of the services provided to us by Grant Thornton in 2017 and 2016 were pre-approved by the Audit Committee.

The Board of Directors recommends that stockholders approve the proposal to ratify the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2018.

OTHER MATTERS

The Board is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of proxy holders.

CONTACTING THE BOARD OF DIRECTORS

Stockholders may communicate with the board of directors by directing their communications in a hard copy (i.e. non-electronic) written form to the attention of one or more members of the Board of Directors, or to the Board of Directors collectively, at our principal executive office located at 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our corporate secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of our products or services; (ii) communications from suppliers or vendors relating to our obligations to such supplier or vendor; (iii) communications from pending or threatened opposing parties in legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (iv) any other communications that the corporate secretary deems, in his reasonable discretion, to be unrelated to our business. The corporate secretary will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be automatically sent directly to the chair of the Audit Committee, whether or not it was directed to such person.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2019 Annual Meeting of Stockholders must be received by our corporate secretary not later than December 26, 2018 at our principal executive offices, 355 Alhambra Circle, Suite 1250, Coral Gables, Florida 33134, Attention: Corporate Secretary, for inclusion in the proxy statement and proxy relating to the 2019 Annual Meeting of Stockholders. Additionally, we must receive notice of any stockholder proposal to be submitted at the 2019 Annual Meeting of Stockholders (but not required to be in our proxy statement) by January 24, 2019, or such proposal will be considered untimely pursuant to Rule 14a-5(e) and 14a-8 under the Exchange Act. The persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

ADDITIONAL INFORMATION

We are delivering our Annual Report to our stockholders with this Proxy Statement. We will furnish without charge to any stockholder submitting a written request, our 2017 Annual Report on Form 10-K as filed with the Securities and Exchange Commission, including the financial statements and any schedules thereto. Such written requests should be directed to our Corporate Secretary at the address set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick J. McEnany

Chairman of the Board

Coral Gables, Florida

April 17, 2018

Annex A

CATALYST PHARMACEUTICALS, INC.

2018 STOCK INCENTIVE PLAN

1.    ESTABLISHMENT, EFFECTIVE DATE AND TERM

Catalyst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby establishes the Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan (the “Plan”). The “Effective Date” of the Plan shall be the later of: (i) the date the Plan was approved by the Board, and (ii) the date the Plan was approved by the stockholders of the Company in accordance with the laws of the State of Delaware, or such later date as provided in the resolutions adopting the Plan; provided, however, that no Award may be granted unless and until the Plan has been approved by the stockholders of the Company. Unless earlier terminated pursuant to Section 15(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Appendix A attached hereto.

As of the Effective Date no new awards shall be granted under the Catalyst Pharmaceutical Partners, Inc. 2014 Stock Incentive Plan (the “2014 Plan”); provided, however, that the awards outstanding under the 2014 Plan as of the Effective Date shall continue on their terms.

2.    PURPOSE

The purpose of the Plan is to enable the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of the Company.

3.    ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, based on their importance to the business of the Company, pursuant to the terms of the Plan.

4.    ADMINISTRATION

(a)    Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan and deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan. The Committee may, in its sole discretion, accelerate the vesting, exercisability or lapse of restrictions with respect to any Award, provided that the exercise of such discretion is not otherwise prohibited by the Plan or violates the requirements of the Code.

(b)    Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose in accordance with applicable law and to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act.

(c)    Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)    Participants Outside the U.S. In order to conform with the provisions of local laws and regulations of foreign countries which may affect the Awards or the Participants, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)    Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and its Certificate of Incorporation and Bylaws, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under other agreements, applicable law or under the Certificate of Incorporation or Bylaws of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5.    SHARES OF COMMON STOCK SUBJECT TO PLAN

(a)    Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be Seven Million Five Hundred Thousand (7,500,000) shares. If any Award from the Company’s 2014 Plan (a “Prior Award”) is cancelled, forfeited, terminated for any reason or is settled in cash, the shares of Common Stock that were subject to such Prior Award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for Awards under this Plan; provided, however, that any shares of Common Stock subject to a Prior Award which are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on a Prior Award shall not be available for Awards granted under this Plan. At the Effective Date of the Plan, 1,874,168 shares remained eligible for the issuance of Awards under the 2014 Plan. Following the Effective Date, no further Awards will be granted under the 2014 Plan.

(b)    Certain Limitations on Specific Types of Awards. The granting of Awards under this Plan shall be subject to the following limitations:

(i)    With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Seven Million Five Hundred Thousand (7,500,000) shares may be subject to grants of Incentive Stock Options.

(ii)    With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Two Million (2,000,000) of such shares may be issued in connection with Awards, other than Options and Stock Appreciation Rights, that are settled in Common Stock.

(c)    Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available for issuance under this Section for the granting of further Awards shall be reduced as follows:

(i)    In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii)    In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii)    Awards settled in cash or property other than Common Stock shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(d)    Cancelled, Forfeited, or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any Award is cancelled, forfeited or terminated for any reason prior to exercise, delivery or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under this Plan, as if said Awards had never been granted; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the exercise price of a stock option, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under this Plan.

(e)    Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee including to: (i) the limits with respect to number and kind of shares (including, but not limited to, the limits of the number of shares of Common Stock described in Section 5(a)), (ii) the calculation of the reduction of shares of Common Stock available under the Plan, (iii) the number and kind of shares of Common Stock issuable pursuant to outstanding Awards granted under the Plan and/or (iv) the Exercise Price of outstanding Options or Stock Appreciation Rights granted under the Plan. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.    OPTIONS

(a)    Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)    Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)    Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)    Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(e)    Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)    A maximum of Seven Million Five Hundred Thousand (7,500,000) shares may be subject to grants of Incentive Stock Options.

(ii)    Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(iii)    Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iv)    Ten Percent Stockholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(f)    Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Plan and in the Award Agreement relating thereto. Except as otherwise provided by the Committee, Options covered by any Award under this Plan that are subject solely to a future service requirement shall vest, subject to Sections 10, 12 and 13 of the Plan, as follows: (i) 20% of the Options subject to an Award shall vest immediately upon the Grant Date; and (ii) the remaining 80% of the Options subject to an Award shall vest over the four-year period immediately following the Grant Date in equal annual increments of 20%, with one increment vesting on each anniversary date of the Grant Date.

(g)    Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to the Company a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to the Company at its principal office and addressed to the attention of the Chief Financial Officer. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(h)    Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)    by cash, certified or cashier’s check, bank draft or money order;

(ii)    through the delivery to the Company of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Company incurring any liability under Section 16(b) of the Exchange Act; or

(iii)    by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(i)    Termination of Employment. Unless otherwise provided in an Award Agreement, upon the termination of the employment and other service of a Participant with the Company Group for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment and other service of a Participant with the Company Group for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment and other service, and/or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment and other service and prior to the termination of the Option pursuant to its terms that are unrelated to termination of service. Unless otherwise determined by the Committee, temporary absence from employment and other service because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)    Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment and other service is for any reason other than death, Disability, Cause and other service by the Company for Cause, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(ii)    Disability. If a Participant’s termination of employment and other service with the Company is by reason of a Disability of such Participant, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iii)    Death. If a Participant dies while in the employment or other service of the Company, any Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms that are unrelated to termination of service.

(iv)    Termination for Cause. In the event the termination is for Cause, any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.    STOCK APPRECIATION RIGHTS

(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions, as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)    Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)    Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer of the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)    Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.    RESTRICTED STOCK

(a)    Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)    Restrictions. The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, time-based vesting restrictions or the attainment of Performance Goals. Except as otherwise provided by the Committee in its sole and absolute discretion and subject to Sections 10, 12 and 13 of the Plan, Restricted Stock covered by any Award under this Plan that are subject solely to a future service requirement shall vest over the four-year period immediately following the Grant Date in equal annual increments of 25%, with one increment vesting on each anniversary date of the Grant Date.

(c)    Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“Shares of stock represented by this certificate are subject to certain terms, conditions, and restrictions on transfer as set forth in Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan (the “Plan”), and in an agreement entered into by and between the registered owner of such shares and Catalyst Pharmaceuticals, Inc. (the “Company”), dated             , 20     (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d)    Removal of Restrictions. Except as otherwise provided in the Plan or the Award Agreement, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock, if any.

(e)    Stockholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. All dividends and distributions shall be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(f)    Termination of Service. Unless otherwise provided in an Award Agreement, if a Participant’s employment and other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by the Company with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9 as if such grants of Restricted Stock were Awards of Performance Shares, to the extent such terms and conditions are applicable to shares of Restricted Stock. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment and other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment and other service.

9.    PERFORMANCE SHARES, PERFORMANCE UNITS AND RSUs

(a)    Grant of Performance Shares, Performance Units and RSUs. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares, Performance Units and RSUs, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share, a Performance Unit or an RSU shall satisfy the requirements as set forth in this Section.

(b)    Performance Goals. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, the Company’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax profits including, without limitation, that attributable to the Company’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, the Company’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, the Company’s operational costs, or a component thereof; (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of the Company’s long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from the Company’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, the Company’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, the Company’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, the Company’s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of the Company’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization); and/or attainment of synergies and cost reductions in connection with mergers, acquisitions and similar corporate transactions involving the Company. In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of the Company of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by the Company (or a subsidiary, division, facility or other operational unit of the Company) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)    Terms and Conditions:

(i) Performance Shares and Performance Units. The applicable Award Agreement shall set forth (A) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (B) the Performance Period and Performance Goals with respect to each such Award; (C) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals; and (D) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance; Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, a holder of Performance Shares or Performance Units is not entitled to the rights of a holder of Common Stock.

(ii) RSUs. The applicable Award Agreement shall set forth such terms and conditions with respect to the RSUs as the Committee may impose, including restrictions on transferability, risk of forfeiture and other restrictions, if any, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter.

(d)    Determination and Payment:

(i) Performance Units or Performance Shares Earned. Following the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. Unless otherwise provided in the Award Agreement, the payment with respect to Performance Shares or Performance Units shall be made within 60 days following the end of the applicable Performance Period. Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof.

(ii) RSUs. Unless provided otherwise in the Award Agreement, Restricted Stock Units shall be paid within 60 days following the date on which the restrictions on the RSUs lapse.

(e)    Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment and other service with the Company terminates for any reason, all of the Participant’s outstanding RSUs that remain subject to restrictions as of the date of such termination shall be forfeited and Performance Shares and Performance Units shall be subject to the rules of paragraph (i) and (ii) of this Section 9(e).

(i)    Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)    Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Shares, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The remaining Performance Units or Performance Shares and any rights with respect thereto shall be canceled and forfeited.

10.    VESTING OF AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

Notwithstanding the minimum vesting provisions in Section 6(f) and 8(b) of the Plan, any Award granted to a Non-Employee Director in lieu of cash compensation shall not be subject to any minimum vesting requirements.

11.    OTHER AWARDS

Awards of shares of Common Stock, phantom stock and other Awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Awards may be issued in satisfaction of Awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such Awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such Award, including conditioning such Awards on achievement of Performance Goals. Each such Award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the Award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

12.    CHANGE IN CONTROL

Upon the occurrence of a Change in Control of the Company, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof, if applicable, (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable), (v) accelerate the vesting of Awards, and (vi) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

13.    CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant performing services for such entity or business unit as terminated if such Participant is not employed by Company or any entity that is a part of the Company immediately after such event.

14.    REQUIREMENTS OF LAW

(a)    Violations of Law. The Company shall not be required to make any payments, sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto, or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)    Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)    Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)    Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

15.    GENERAL PROVISIONS

(a)    Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the

Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that each Award Agreement shall comply with the terms of the Plan.

(b)    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant and sales transactions to persons other than the Company). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b). In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

(c)    Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(d)    Dividends and Dividend Equivalents. Except as otherwise set forth in the Plan, an Award Agreement or, except as provided by the Committee in its sole and absolute discretion, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Common Stock covered by an Award. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. Notwithstanding anything to the contrary, Dividend Equivalents shall be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Award have lapsed. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts.

(e)    Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for the Company determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a stockholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(f)    Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(g)    Stockholder Rights. Except as expressly provided in the Plan or an Award Agreement, a Participant shall not have any of the rights of a stockholder with respect to Common Stock subject to the Awards prior to satisfaction of all conditions relating to the issuance of such Common Stock, and no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(h)    Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee; provided, however, that the Participant will not directly or indirectly receive any payment of value in connection with the transfer of the Award. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(i)    Buyout and Settlement Provisions. Except as prohibited hereunder, the Committee may at any time on behalf of the Company offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(j)    Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of Company.

(k)    Modification or Substitution of an Award.

(i)    Generally. Subject to the terms and conditions of the Plan, the Award Agreement and applicable law (including the Code), the Committee may modify outstanding Awards, provided that, except as permitted in the Plan or the applicable Award Agreement, no modification of an Award shall materially adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

(ii)    Limitation on Repricing. Unless such action is approved by the Company’s shareholders in accordance with applicable law: (i) no outstanding Option or Stock Appreciation Right granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option or Stock Appreciation Right (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 12); (ii) the Committee may not cancel any outstanding Option or Stock Appreciation Right when its Exercise Price is equal to or greater than the Fair Market Value of the underlying Common Stock and grant in substitution therefore new Awards, equity, cash or other property (other than adjustments pursuant to Section 12); (iii) the Committee may not authorize the repurchase of an outstanding Option or Stock Appreciation Right which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments pursuant to Section 12); (iv) the Committee may not cancel any outstanding Option or Stock Appreciation Right and grant in substitution therefore new Awards as part of a strategy to materially enhance the position of the holder of such Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 12), and (v) the Committee may not take any other action that is treated as a repricing under generally accepted accounting principles (other than adjustments pursuant to Sections 5(e) and 12). A cancellation and exchange or substitution described in clauses (ii) and (iv) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

(l)    Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the stockholders of the Company in accordance with applicable law and the Articles of Incorporation and Bylaws of the Company shall be required for any amendment (other than those permitted under Section 5 or 12): (i) that changes the class of individuals eligible to receive Awards under the Plan; (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 12 hereof); (iii) the approval of which is necessary to comply with federal or state law (including without limitation Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposes to eliminate a requirement provided herein that the stockholders of the Company must approve an action to be undertaken under the Plan. Except as expressly provided in the Plan, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(m)    Section 409A of the Code. The Award Agreement for any Award that the Committee reasonably determines to constitute “nonqualified deferred compensation plan” under Code Section 409A (a “Section 409A Plan”), and the provisions of the Plan applicable to that

Award, shall be construed in a manner consistent with the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Code Section 409A. If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Code Section 409A:

(i)    Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the corporation, or (z) the occurrence of an “unforeseeable emergency”;

(ii)    The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)    Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Code Section 409A(a)(4); and

(iv)    In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

(v)    For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Code Section 409A, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Code Section 409A that are applicable to the Award.

(n)    Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(o)    Detrimental Activity. All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 15(o) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 15(o) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(p)    Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(q)    Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(r)    Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(s)    Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(t)    Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(u)    Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(v)    Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(w)    Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(x)    Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to the Company, to its principal place of business, attention: Chief Financial Officer and if to the holder of an Award, to the address as appearing on the records of the Company.

APPENDIX A

DEFINITIONS

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, RSUs, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of the Company.

“Cause” means, with respect to a termination of employment or other service with the Company Group, a termination of employment or other service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company Group, including a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company Group for Cause (without regard to any notice or cure period requirement); provided, however, that if the Participant and the Company Group have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur upon occurrence of any of the following after the Effective Date:

(a)    any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock of the Company, or Patrick J. McEnany and any group in which Patrick J. McEnany is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities;

(b)    during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)    a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

(d)    complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (x) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of the Company.

However, to the extent that Code Section 409A would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(g)(5), as revised from time to time in subsequent regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. If no Committee exists, the functions of the Committee will be exercised by the Board. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

“Common Stock” means the common stock, par value $0.001 per share, of the Company or any other security into which such common stock shall be changed as contemplated by the adjustment provisions of the Plan.

“Company Group” means Catalyst Pharmaceuticals, Inc., a Delaware corporation, the subsidiaries of Catalyst Pharmaceuticals, Inc. and all other entities whose financial statements are required to be consolidated with the financial statements of Catalyst Pharmaceuticals, Inc. pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of Catalyst Pharmaceuticals, Inc. as determined by the Committee in its sole and absolute discretion. Company Group’s composition may not be the same for different purposes or Awards under the Plan.

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or, if so determined by the Committee in its sole discretion, any individual designated pursuant to Section 4(c).

“Detrimental Activity” means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant’s Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company. For purposes of subparagraph (i) above, the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

“Disparagement” means making any comments or statements to the press, the Company’s employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Effective Date” shall mean the Effective Date as defined in Section 1 of the Plan.

“Eligible Individual” means any employee, officer, director (employee or non-employee director), consultant, or independent contractor of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the Financial Industry Regulatory Authority, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the Financial Industry Regulatory Authority, Inc., the Fair Market Value shall be determined in good faith by the Committee.

“Grant Date” means, unless otherwise provided by applicable law, the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Non-Employee Director” means a director of the Company who is not an active employee of the Company.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, limited liability company, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or subsidiary of the Company.

“Plan” means this Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee or independent contractor of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“RSU” means a right, granted under Section 9 hereof, to receive Common Stock at the end of a specified period.

“Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

CATALYST PHARMACEUTICALS, INC.

355 Alhambra Circle, Suite 1250

Coral Gables, Florida 33134

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick J. McEnany and Alicia Grande, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.001 par value per share, of Catalyst Pharmaceuticals, Inc., a Delaware corporation (the “Company”) which the undersigned would be entitled to vote at the 2018 Annual Meeting of Stockholders to be held at 9:00 a.m. local time, on Thursday, May 24, 2018, or any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present upon the matters referred to in this proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

1.	PROPOSAL ONE —	Election of Directors

To elect the following persons as Directors of the Company:

For a one year term
Patrick J. McEnany
Philip H. Coelho
Charles B. O’Keeffe
David S. Tierney, M.D.
Richard Daly
Donald A. Denkhaus

☐	FOR ALL NOMINEES except as indicated

☐	WITHHOLD AUTHORITY to vote for all nominees (INSTRUCTION: To withhold authority for an individual nominee, strike a line through that nominee’s name in the list above.)

2.	PROPOSAL TWO —	To approve the Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan

	☐ FOR	☐ AGAINST ☐ ABSTAIN

3.	PROPOSAL THREE —	To approve, on an advisory basis, the 2017 compensation of our named executive officers.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

4.	PROPOSAL FOUR —	To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

5.	PROPOSAL FIVE —	To transact such other business as may properly come before the meeting.

	☐ FOR	☐ AGAINST ☐ ABSTAIN

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders dated April 17, 2018, and the accompanying Proxy Statement.

Date:                             , 2018.

Signature

Name(s) (typed or printed)

Address(es)

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.